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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 31, 2003

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


           Ohio                        000-23019                  31-1274091
(State of other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                441 Vine Street, Suite 1200, Cincinnati, OH 45202
                    (Address of Principal Executive Offices)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

    Exhibit No.        Description
    -------------      ---------------------------------------------------------
    99.1               Earnings release issued by Kendle International Inc.
                       on July 31, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 31, 2003, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its second quarter ended June 30, 2003, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition to announcing its results of operations in accordance with generally accepted accounting principles (GAAP), the Company's earnings release also discloses net loss for both the three and six months then ended adjusted for employee severance and office consolidation costs, an investment impairment charge and a gain on the partial early extinguishment of debt. The 2002 results of operations presented in accordance with GAAP are also adjusted to disclose net loss for the three months ended June 30, 2002 and net income for the six months ended June 30, 2002 adjusted for an investment impairment charge recorded during the second quarter of 2002. The Company's management believes that disclosing the Company's results using this non-



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GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's second quarter 2003 results to its results in prior periods. In addition, the Company's management believes that the use of net loss adjusted for the items discussed above provides investors with information that is not otherwise available in, and could not be derived from, the Company's financial statements due to differences in tax effects between jurisdictions in which the charges were incurred. Finally, net loss adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure by which management believes is used by analysts and investors following the Company.

     During the Company's July 31, 2003 conference call to discuss the results of operations and financial condition at and for the three months and six months ended June 30, 2003, the Company also disclosed a revision to its previously announced earnings guidance for the balance of 2003. This revision to previously announced earnings guidance information was not included in the press release referenced above and attached as an exhibit hereto. During the July 31, 2003 call it was announced that the revised net service revenues for the year 2003 are forecasted to be in the range of $148 million to $153 million compared to a previously forecasted range of $166 million to $174 million. Revised earnings per share for the third quarter is projected to be breakeven, and for the fourth quarter projected to be in the range of $0.01 to $0.03 compared to a previously forecasted range of $0.15 to $0.17 in the third quarter and $0.19 to $0.21 in the fourth quarter, respectively. Forward-looking information is subject to the same risks and uncertainties outlined in the Company's press release and Securities and Exchange Commission filings.

     The information under this caption, "Item 12 - Results of Operations and Financial Condition" is being furnished in accordance with Securities and Exchange Commission Release No. 33-8216. This information, including information in any related exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Kendle International Inc.


Date: August 5, 2003                               By: /s/ Karl Brenkert III
                                                   -----------------------------
                                                   Karl Brenkert III
                                                   Senior Vice President -
                                                   Chief Financial Officer


















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                                  EXHIBIT INDEX



Exhibit Number     Description
--------------     ---------------------------------------------------------
99.1               Earnings release issued by Kendle International Inc.
                   on July 31, 2003